UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant    ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Great Elm Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 26, 2020

Dear Fellow Stockholders:

We invite you to join us at the 2020 Annual Stockholders’ Meeting (the “Annual Meeting”) of Great Elm Capital Corp., beginning at 8:30 a.m., Eastern Time, on May 7, 2020. Due to the emerging public health impact of the novel coronavirus outbreak (COVID-19) and to support the health and well-being of our stakeholders, we will be holding the Annual Meeting online via live webcast. We expect to hold an in-person 2021 Annual Stockholders’ Meeting.

The Notice of Annual Stockholders’ Meeting and proxy statement accompanying this letter describe the business that will be discussed and voted upon at the Annual Meeting.

We have elected to deliver our proxy materials to the majority of our stockholders over the Internet. On or about March 26, 2020, we will mail a notice of Internet availability (the “Notice”) and make our proxy materials available to our stockholders over the Internet. The Notice contains instructions on how to access our proxy materials over the Internet, as well as how to receive a paper copy of our proxy materials. This approach conserves natural resources, reduces our printing and distribution costs and expedites stockholders’ receipt of proxy materials.

Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxies over the Internet or by mail as soon as possible. This will not prevent you from voting in person (virtually). If you virtually attend the Annual Meeting you will have the right to revoke your proxy and vote your shares in person. If your shares are held in the name of a brokerage firm, bank or other nominee of record, please follow the voting instructions appearing on your voting instruction card or the information set forth in the proxy materials. Your vote and participation in our governance is very important to us.

On behalf of our Board of Directors, I want to thank you for your continued support.

Sincerely,

/s/ Peter A. Reed

Peter A. Reed

Chief Executive Officer

NOTICE OF ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD ON MAY 7, 2020

March 26, 2020

The 2020 Annual Stockholders’ Meeting (the “Annual Meeting”) of Great Elm Capital Corp., a Maryland corporation (the “Company”), will be held on Thursday, May 7, 2020, beginning at 8:30 a.m., Eastern Time, online at https://web.lumiagm.com/161212053.

The following matters will be considered and voted on at the Annual Meeting:

▪

The election of Mark Kuperschmid and Michael C. Speller as the Class I directors of the Board of Directors, with each to serve until the third annual meeting of stockholders following their election and until their successors are duly elected and qualified;

▪	The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and
▪	Other matters that may properly come before the Annual Meeting.

The business items to be considered at the Annual Meeting may be considered at the Annual Meeting or any postponement or adjournment thereof.

You are entitled to vote at and virtually attend the Annual Meeting, or any postponement or adjournment thereof, only if you were a stockholder of record at the close of business on March 18, 2020 or you hold a valid proxy to vote at the Annual Meeting. During this virtual meeting, you will be able to vote your shares electronically.

Whether or not you plan to virtually attend the Annual Meeting, we encourage you to read this proxy statement and promptly vote your shares. You have a choice of voting on the Internet, by telephone, or by mail. Please refer to the notice of Internet availability of proxy materials (the “Notice”) or your proxy card for information on the voting method(s) available to you. If your shares are held in the name of a brokerage firm, bank or other nominee of record, please follow the voting instructions appearing on your voting instruction card or the information set forth in the proxy materials.

/s/ Adam M. Kleinman

Adam M. Kleinman

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY STATEMENT MATERIALS FOR THE ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON MAY 7, 2020.

The proxy statement and our 2019 Annual Report on Form 10-K are available on the Internet at www.astproxyportal.com/ast/21105. The Notice, this proxy statement, the accompanying proxy card, and our 2019 Annual Report on Form 10-K are being made available to stockholders on or about March 26, 2020.

i

PROXY STATEMENT

2020 ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD ON MAY 7, 2020

GENERAL INFORMATION

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors of Great Elm Capital Corp, a Maryland corporation (the “Company,” “GECC,” “we,” “us,” or “our”). This proxy statement addresses the items of business for the 2020 Annual Stockholders’ Meeting of GECC (the “Annual Meeting”) to be held on May 7, 2020, or any postponement or adjournment thereof. We will hold the Annual Meeting at 8:30 a.m., Eastern Time, online at https://web.lumiagm.com/161212053. Due to the emerging public health impact of the novel coronavirus outbreak (COVID-19) and to support the health and well-being of our stakeholders, the Company is holding the Annual Meeting in virtual meeting format. During this virtual meeting, you will be able to vote your shares electronically. The notice of Internet availability of proxy materials (the “Notice”), the Notice of Annual Stockholders’ Meeting, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the proxy card and any accompanying proxy materials will be made available to stockholders on or about March 26, 2020.

QUESTIONS AND ANSWERS

Proxy Materials

1.	Why did I receive the Notice about GECC’s proxy materials?

Since you owned shares of our common stock at the close of business on March 18, 2020, the record date for the Annual Meeting (the “Record Date”), you are considered a stockholder of record. You are invited to virtually attend the Annual Meeting and are entitled and requested to vote on the business items described in this proxy statement.

2.	What is included in the proxy materials?

The proxy materials include:

▪	Our Notice of Annual Stockholders’ Meeting;
▪	Our proxy statement for the Annual Meeting;
▪	Our 2019 Annual Report on Form 10-K; and
▪	A proxy card or voting instruction card.

3.	Why did I receive the Notice instead of a paper copy of the full set of proxy materials?

We will be utilizing the “notice and access” delivery method under the Securities and Exchange Commission’s (“SEC”) Rule 14a-16, which allows companies to provide their proxy materials over the Internet. As a result, we are mailing the Notice instead of a paper copy of the proxy materials to a majority of our stockholders. The Notice contains instructions on how to access the proxy materials and submit your vote over the Internet and how you may request printed copies of the proxy materials by mail, if you wish. If you previously requested printed copies of the proxy materials, we have provided you with printed copies of the proxy materials.

4.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and board committees, corporate governance, the compensation of our directors and executive officers, and other required information.

5.	I share an address with another stockholder, and we received only one Notice or paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another stockholder, you may receive only one Notice or one set of printed proxy materials unless you have provided contrary instructions. If you wish to receive a separate Notice or set of printed proxy materials, please request an additional copy by contacting Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095.

A separate Notice or set of printed proxy materials will be sent promptly following receipt of your request.

If you are a stockholder of record as of the close of business on the Record Date and wish to receive a separate Notice or set of printed proxy materials in the future, or if you have received multiple Notices or sets of printed proxy materials and would like to receive only one Notice or set of printed proxy materials in the future, please contact our transfer agent, American Stock Transfer & Trust Company, LLC at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

(718) 921-8300

If you are a beneficial owner of shares as of the close of business on the Record Date and you wish to receive a separate Notice or set of printed proxy materials in the future, or if you have received multiple Notices or sets of printed proxy materials and would like to receive only one Notice or set of printed proxy materials in the future, please contact your bank or broker directly.

Stockholders may also contact us to request a separate copy of the proxy materials:

Great Elm Capital Corp.

Attn: Investor Relations

800 South Street, Suite 230

Waltham, MA 02453

(617) 375-3006

investorrelations@greatelmcap.com

6.	Who pays the cost of soliciting proxies for the Annual Meeting?

GECC is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the Notice and any printed proxy materials and of soliciting proxies.

Our Board of Directors, officers and employees may solicit proxies in person, by telephone or by electronic communication. They will not receive any additional compensation for these activities.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial stockholders.

Proposals To Be Voted On

7.	What items of business will be considered and voted on at the Annual Meeting?

The business items to be considered and voted on at the Annual Meeting are:

▪

Proposal 1: Election of Mark Kuperschmid and Michael C. Speller as the Class I directors of the Board of Directors, with each to serve until the third annual meeting of stockholders following their election and until their successors are duly elected and qualified; and

▪	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s registered independent public accounting firm for the year ending December 31, 2020.

Stockholders will also consider and vote on any other matter that may properly be brought before the Annual Meeting.

8.	What are my voting choices?

You may vote “FOR” or “WITHHOLD” for the election of each of Mark Kuperschmid and Michael C. Speller as the Class I directors; and you may vote “FOR” or “AGAINST” the ratification of the appointment of our registered independent public accounting firm.

9.	What are the voting recommendations of our Board of Directors?

Our Board of Directors recommends that you vote your shares “FOR” the election of each of Mark Kuperschmid and Michael C. Speller as the Class I directors of the Board of Directors, and “FOR” the ratification of the appointment of our independent registered public accounting firm.

10.	What vote is required to approve each item?

To conduct business at the Annual Meeting, a quorum must be established. Pursuant to our Charter and Bylaws, the presence in person (virtually) or by proxy of our stockholders entitled to cast a majority of all the votes entitled to be cast will constitute a quorum.

For Proposal 1 if you indicate “WITHHOLD” or for Proposal 2 if you indicate “ABSTAIN,” your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For Proposal 1, only votes “FOR” are counted in determining whether a plurality has been cast in favor of the election of a director. For Proposal 2, an abstention will not be considered a vote cast and will have no effect on the outcome of Proposal 2.

Broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered votes cast with respect to Proposals 1 and 2. See Question 17 for more information on broker non-votes.

At a meeting where a quorum is present, the required vote for each proposal is as follows:

Proposal	Required Vote
1. Election of each nominee to serve as a Class I director	Plurality of the votes cast
2. Ratification of the appointment of the independent registered public accounting firm	Majority of the votes cast

11.	What happens if additional items are presented at the Annual Meeting?

We are not aware of any item that may be voted on at the Annual Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting may vote in their discretion on any additional matters that are properly brought before the Annual Meeting, including matters incidental to the conduct of the meeting.

12.	Where can I find the voting results?

We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days following the meeting. The report will be available on our website at www.greatelmcc.com.

How You Can Vote

13.	What shares can I vote?

You are entitled to one vote for each share of our common stock that you owned at the close of business on the Record Date. You may vote all shares owned by you on the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, 10,062,682 shares of our common stock were outstanding.

14.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, you are the stockholder of record of the shares. As the stockholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares in person (virtually) at the Annual Meeting.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that such shares are registered in the name of the bank, broker or other nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you are also invited to virtually attend the Annual Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person (virtually) at the Annual Meeting, or any postponement or adjournment thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 29, 2020. You will receive a confirmation of your registration by email after we receive your registration materials.

15.	How can I vote?

For directions on how to vote, please refer to the following instructions and those included on the Notice or your proxy card or voting instruction card. Whether you hold your shares as a stockholder of record or as a beneficial owner, you may direct how your shares are to be voted without virtually attending the Annual Meeting or any postponement or adjournment thereof.

Voting in Person (Virtually) – You may vote online during the Annual Meeting prior to the closing of the polls at https://web.lumiagm.com/161212053. Beneficial owners should follow the steps set forth in Question 14 above.

Voting by Internet – Stockholders may vote over the Internet by following the instructions on the Notice, proxy card or voting instruction card.

Voting by Telephone – Most stockholders who are beneficial owners of their shares and have received a voting instruction card may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These stockholders should check the card for telephone voting availability. Stockholders of record may vote by phone by calling the number specified on the Notice or proxy card.

Voting by Mail – Stockholders who have received a paper copy of the proxy materials may vote by mail by signing, dating and returning their proxy card or voting instruction card in the envelope provided. If you only received the Notice and wish to vote by proxy via mail, you may do so by requesting printed copies of the proxy materials and then filling out the proxy card and sending it back in the envelope provided.

16.	How will my shares be voted?

Your shares will be voted as you specifically instruct on your online ballot, proxy card or voting instruction card, as applicable. If you complete and submit your online ballot or sign and return your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting, or any postponement or adjournment thereof.

17.	Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting, or any postponement or adjournment thereof.

If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the proposal to ratify the appointment of our independent registered public accounting firm. Your broker will be prohibited from voting your shares on the election of the Class I directors. “Broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast.

18.	Will shares that I own as a stockholder of record be voted if I do not timely complete and submit my online ballot or return my proxy card?

Shares that you own as a stockholder of record will be voted as you instruct on your online ballot, proxy card or voting instruction card, as applicable. If you complete and submit your online ballot or sign and return your proxy card without giving specific instructions, they will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting, or any postponement or adjournment thereof.

If you do not timely complete and submit your online ballot or return your proxy card, your shares will not be voted unless you or your proxy holder virtually attends the Annual Meeting or any postponement or adjournment thereof and votes in person as described in Question 15.

19.	When is the deadline to vote?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting or any postponement or adjournment thereof. The deadline for voting by Internet or telephone is 11:59 p.m. Eastern Time on Wednesday, May 6, 2020.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

20.	May I change or revoke my vote?

You may change your vote at any time prior to the vote at the Annual Meeting.

If you are a stockholder of record, you may change your vote by authorizing a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary at the address set forth in Question 23 prior to your shares being voted, or by attending the Annual Meeting and voting in person (virtually). Virtual attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person (virtually).

21.	Who will serve as inspector of elections?

The inspector of elections will be a representative of American Stock Transfer & Trust Company, LLC.

Participating in the Annual Meeting

22.	Who can participate in the Annual Meeting?

All stockholders of record as of the Record Date can attend the Annual Meeting online at https://web.lumiagm.com/161212053. If you plan to attend the Annual Meeting online, you will need the 11-digit control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials.

The meeting will begin promptly at 8:30 a.m., Eastern Time. Please allow ample time for check-in procedures.

Stockholder Proposals and Director Nominations

23.	When is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s Annual Stockholders’ Meeting?

Stockholder proposals that are intended to be included in our proxy materials for next year’s Annual Stockholders’ Meeting must be received by our Corporate Secretary no later than 5:00 p.m. Eastern Time on November 26, 2020 and must be submitted to Corporate Secretary, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453.

Proposals that are not timely submitted by November 26, 2020 or are submitted to the incorrect address or other than to the attention of our Corporate Secretary will be considered untimely and may, at our discretion, be excluded from our proxy materials. Stockholder proponents must meet the eligibility requirements of the SEC’s Stockholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in our proxy materials.

See Question 24 for a description of the procedures in our Bylaws through which stockholders may nominate and include director candidates in our proxy statement.

24.	How may I nominate director candidates or present other business for consideration at an Annual Stockholders’ Meeting?

Stockholders who wish to nominate director candidates or present other items of business directly at next year’s Annual Stockholders’ Meeting must give written notice of their intention to do so in accordance with the deadlines described below to our Corporate Secretary at the address set forth in Question 23. Any such notice also must include the information required by our Bylaws and must be updated and supplemented as provided in the Bylaws.

Notice of director nominees submitted must be received by 5:00 p.m. Eastern Time at least 120 days but not more than 150 days prior to the first anniversary of the date the proxy statement was first sent to stockholders in connection with the last Annual Stockholders’ Meeting. The period for the receipt from stockholders of any such notice for the 2021 Annual Stockholders’ Meeting will begin on October 27, 2020 and end on November 26, 2020 at 5:00 p.m. Eastern Time.

In the event that the date of the Annual Stockholders’ Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s Annual Stockholders’ Meeting, notice by stockholders must be received not more than 150 days prior to the date of such Annual Stockholders’ Meeting and not later than by 5:00 p.m. Eastern Time on the later of 120 days prior to the date of such Annual Stockholders’ Meeting as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

These above-mentioned notice requirements applicable under our current advance notice Bylaw provisions do not apply to stockholder proposals intended for inclusion in our proxy materials under the SEC’s Stockholder Proposal Rule (Rule 14a-8). The deadline for receiving those proposals is set forth in Question 23. These notice requirements also do not apply to questions that a stockholder may wish to ask at the Annual Stockholders’ Meeting.

25.	How may I recommend candidates to serve as directors?

Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee of our Board of Directors by writing to our Corporate Secretary at the address set forth in Question 23. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on the board and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the Nominating and Corporate Governance Committee to make an informed decision as to whether further consideration of the candidate would be warranted.

Obtaining Additional Information

26.	How may I obtain financial and other information about GECC?

Our consolidated financial statements are included in our 2019 Annual Report on Form 10-K that accompanies this proxy statement.

Our Form 10-K and other information that we file with the SEC are available on our website at www.greatelmcc.com. We also will furnish a copy of our 2019 Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any stockholder who so requests by writing to our Corporate Secretary at the address in Question 23.

By writing to us, stockholders also may obtain, without charge, a copy of our Bylaws, codes of conduct and board standing committee charters. You can view these materials on the Internet by accessing our website at www.greatelmccc.com.

27.	What if I have questions for the Company’s transfer agent?

If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address or phone number:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue Brooklyn,

New York 11219

(718) 921-8300

28.	How do I get additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

Great Elm Capital Corp.

Attn: Investor Relations

800 South Street, Suite 230

Waltham, MA 02453

investorrelations@greatelmcap.com

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of our common stock beneficially owned by each of our directors and named executive officers, all directors and executive officers as a group and each person known to us to beneficially own more than 5% of our common stock, according to information furnished to us by such persons or publicly available filings.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own more than 5% of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

Beneficial Owner	Shares Beneficially Owned	Percent of Class(1)

Interested Directors
Peter A. Reed	85,214	*
John E. Stuart	16,545	*

Independent Directors
Michael C. Speller	16,000	*
Randall Revell Horsey	12,000	*
Mark Kuperschmid(2)	19,950	*

Executive Officers
Adam Kleinman	33,219	*
Keri Davis	600	*
John J. Woods(3)	0	*
Directors and executive officers as a group (7 persons)	183,528	1.8%

5% Beneficial Owners
Great Elm Capital Group, Inc.(4).	2,191,667	21.8%

* Less than one percent.

(1) Based on a total of 10,062,682 shares of our common stock issued and outstanding as of the Record Date.

(2) Represents shares held by Benmark Investments LLC (1568 Columbus Ave., Burlingame, California 94010). Mr. Kuperschmid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3) Mr. John Woods resigned as our Chief Financial Officer in March 2019.

(4) Great Elm Capital Group, Inc. is the beneficial owner of 2,191,667 shares of our common stock, including 1,966,667 shares of our common stock of which it has sole voting and dispositive power and 225,000 shares of our common stock of which it has shared voting and dispositive power. The address for Great Elm Capital Group, Inc. is 800 South Street, Suite 230, Waltham, MA 02453.

Set forth below is the dollar range of equity securities beneficially owned by each of GECC’s directors as of the Record Date. GECC is not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Name of Director	Dollar Range of Equity Securities of GECC(1)(2)
Independent Directors
Randall Revell Horsey	$10,001-$50,000
Mark Kuperschmid	$50,001-$100,000
Michael C. Speller	$10,001-$50,000

Interested Directors
Peter A. Reed	Over $100,000
John E. Stuart	$10,001-$50,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $2.95 on the Record Date.

PROPOSALS TO BE CONSIDERED AND VOTED ON

Proposals 1 and 2 have been included in this proxy statement at the direction of our Board of Directors. Our Board of Directors recommends that you vote “FOR” each of the nominees listed in Proposal 1 and “FOR” Proposal 2.

Proposal 1: Election of the Class I Directors

In accordance with the Company’s Bylaws, the Board of Directors currently has five members. Two of these members are interested directors and three are independent directors. An interested director is an “interested person” of the Company, as defined in the Investment Company Act. Our Board of Directors has determined that each of Messrs. Kuperschmid, Horsey and Speller are independent directors within the meaning of the Investment Company Act, the Exchange Act, and the Nasdaq Stock Market Rules (the “Nasdaq Rules”).

Directors are divided into three classes and are elected for staggered terms, with a term of office of one of the three classes of directors expiring at each Annual Stockholders’ Meeting. Each director will hold office for the term ending at the third Annual Stockholders’ Meeting following his election and until his successor is duly elected and qualified. Our Board of Directors has nominated Mark Kuperschmid and Michael C. Speller as our Class I directors.

Director/Nominee(1)	Class	Term Expires	Audit Committee	Nominating & Corporate Governance Committee	Compensation Committee
Mark Kuperschmid*	I	2020	✓	Chair	✓
Michael C. Speller*	I	2020	✓	✓	Chair
Randall Revell Horsey	II	2021	Chair	✓	✓
John E. Stuart	II	2021
Peter A. Reed	III	2022

* Indicates the Class I Director nominees

(1) This column reflects the current directors and nominees on the Board of Directors.

Properly authorized proxies will be voted FOR the election of each of Messrs. Kuperschmid and Speller, unless other instructions are specified. If either Messrs. Kuperschmid or Speller should become unavailable to serve, the proxies may be voted for a substitute nominee designated by our Board of Directors, or our Board of Directors may reduce the authorized number of directors. In no event may the proxies be voted for more than two nominees. Election of each of the nominees for director requires the receipt of “FOR” votes constituting a plurality of the votes cast at the Annual Meeting, assuming a quorum is present.

Information about the Nominees and Directors

Biographical information with respect to Messrs. Kuperschmid and Speller, the Class I nominees, as well as each of the other directors, and such person’s qualifications to serve as a director is set forth on the succeeding pages. Unless otherwise indicated, each director has held his principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any director, nominee, or executive officer.

Nominees for Class I Directors

Messrs. Kuperschmid and Speller have been nominated for election as Class I directors for terms expiring at the 2023 Annual Stockholders’ Meeting. Neither Messrs. Kuperschmid nor Speller are being nominated for election pursuant to any agreement or understanding between either of them and the Company.

Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director During Past 5 Years
Mark Kuperschmid (57)	Director	Until 2020 (since inception)	Managing Member – Benmark Investments LLC Co-Head of Technology Investment Banking – Bank of America Securities	N/A	None.

Michael C. Speller (51)	Director	Until 2020 (since 2017)	Managing Director and Head of Debt Advisory, North America – Rothschild & Co. Managing Director – Credit Suisse	N/A	None.

(1) The address for each of Messrs. Kuperschmid and Speller is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

Mark Kuperschmid is our Lead Independent Director. Mr. Kuperschmid has served as managing member of Benmark Investments LLC since May 2006 and has been a private investor/advisor during the past decade across a variety of industries, and has served in operating roles or provided strategic consulting services with respect to several investments. He previously served as Co-Head of Technology Investment Banking for Banc of America Securities and ran Trammell Crow Company’s Northern California commercial real estate operation. He began his career as a financial analyst with Morgan Stanley in New York. Mr. Kuperschmid holds a Master of Business Administration degree from the Stanford Graduate School of Business, and a B.S. and B.A. in Economics from the University of Pennsylvania.

We believe Mr. Kuperschmid’s involvement with GECC and his experience advising and consulting in various industries qualifies him to serve on our Board of Directors.

Michael C. Speller is a Managing Director and Head of Debt Advisory, North America for Rothschild & Co. Mr. Speller has over 20 years of investment banking and leveraged finance experience which has involved a wide range of debt capital markets products and situations including leveraged loans, high yield bonds, acquisition finance commitments, exchange offers and restructuring. Before joining Rothschild in 2017, Mr. Speller was a Managing Director in the Leveraged Finance Origination and Restructuring Group at Credit Suisse where, from 2008, he led the firm’s leveraged finance origination activities for the Global Industrials Group. From 2005 to 2008, Mr. Speller was involved in a broader range of industry leveraged finance coverage, including the retail, real estate and media and telecom sectors. Prior to 2005, Mr. Speller was a member of the Media & Telecom investment banking groups at Credit Suisse First Boston and Donaldson, Lufkin & Jenrette and previously held positions at the GulfStar Group and NationsBank Corp. Mr. Speller holds a Master of Business Administration degree from Columbia Business School and a Bachelor of Business Administration degree from the University of Texas at Austin.

We believe Mr. Speller’s experience with GECC and past financial experience with other financial service companies qualifies him to serve on our Board of Directors.

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director During Past 5 Years
Randall Revell Horsey (58)	Director	Until 2021 (since 2017)	Senior Vice President and Managing Director of North America – MEGA International Interim Chief Financial Officer – Aquicore, Inc. (“Aquicore”) Co-founder and President – HelloWallet	N/A	Aquicore
John E. Stuart (54)(2)	Director	Until 2021 (since 2016)

Managing Director – A.L. Stuart Financial Services LLC

Managing Member and Managing Partner – Full Circle Private Investments, LLC

Managing Member – FS Services, LLC

Co-Chief Executive Officer and Chairman – Full Circle Capital Corporation (“Full Circle”)

				N/A	Full Circle

(1) The address for each of Messrs. Horsey and Stuart is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

(2) Mr. Stuart is an interested person as defined under Section 2(a)(19) of the Investment Company Act due to his position as Managing Member of FS Services LLC, which provided consulting services to Great Elm Capital Management, Inc. The consulting agreement was terminated on November 3, 2019.

Randall Revell Horsey served as Senior Vice President & Managing Director of North America for MEGA International, a global software firm helping companies manage enterprise complexity by giving them an interactive view of their operations, from June 2017 to December 2019. From October 2014 to March 2019, Mr. Horsey served as a member of the board of directors of Aquicore, a private real-time energy and management software company, and was its interim CFO from June 2015 to June 2017. Mr. Horsey now serves as a board observer on Aquicore’s board of directors. Previously, he was a co-founder and president of HelloWallet, a SaaS personal financial management company that was subsequently acquired by Morningstar in 2014. Horsey was also an executive at Bank of America, where he ran the Technology Corporate and Investment banking practice and, prior to that, the Equity Capital Markets group. He began his career with The First Boston Corporation and Alex, Brown & Sons.

We believe Mr. Horsey’s experience with GECC and other financial management companies qualifies him to serve on our Board of Directors.

John E. Stuart was Full Circle’s chairman from its formation through November 2016. Mr. Stuart served as Full Circle’s chief executive officer from its formation until November 2013, and as Full Circle’s co-chief executive officer from November 2013 through February 2015. From February 2017 to June 2019, Mr. Stuart served as a Managing Director of A.L. Stuart Financial Services LLC, the parent company of A.L. Stuart Investments, LLC. In addition, Mr. Stuart is a managing member of Full Circle Private Investments, LLC and FS Services, LLC. Mr. Stuart co-founded Full Circle Funding, LP in 2006 and is a managing partner. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was managing member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. From 1999 to 2002 he was co-founder and president of Titan Outdoor Holdings, a New York-based outdoor advertising company, and was a director until its sale in 2005. Prior thereto, Mr. Stuart was a managing director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer & Co. Inc. where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996. Mr. Stuart is an “interested person” of GECC as defined in the Investment Company Act due to his prior positions with Full Circle.

We believe Mr. Stuart’s experience with GECC and prior management and investment experience qualifies him to serve on our Board of Directors.

Class III Director (continuing director not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee(3)	Other Directorships Held by Nominee During Past 5 Years
Peter A. Reed (40)(2)	Chairman of the Board of Directors, President and Chief Executive Officer	Until 2022 (since inception)	President and Chief Executive Officer – GECC Chief Investment Officer – Great Elm Capital Management, Inc. (“GECM”) Chief Executive Officer – Great Elm Capital Group, Inc. (“GEC”) Partner and Portfolio Manager – MAST Capital	4	Avanti Communications Group PLC (“Avanti”) GEC Nebraska Book Holdings, Inc. International Wire Group Holdings, Inc.

(1) The address for Mr. Reed is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

(2) Mr. Reed is an interested person as defined under Section 2(a)(19) of the Investment Company Act due to his position as our President and Chief Executive Officer and as Chief Investment Officer of GECM.

(3) Mr. Reed is also a director of GECM. GECM is responsible for the day-to-day management of three separately managed accounts for an institutional investor and one private investment fund in addition to GECC.

Peter A. Reed has been our President and Chief Executive Officer since inception and is the current Chairman of our Board of Directors. Mr. Reed is Chief Investment Officer of GECM, a position he has held since November 2016, and Chief Executive Officer of GEC and has served as one of GEC’s directors since May 2015. Mr. Reed previously served on the board of directors of Avanti, Nebraska Book Holdings, Inc. and International Wire Group Holdings, Inc. Mr. Reed served as a Partner and Portfolio Manager of MAST Capital from August 2004 to September 2017. Prior to joining MAST Capital in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle-market companies. Mr. Reed is an “interested person” of GECC as defined in the Investment Company Act due to his position as President and Chief Executive Officer and as Chief Investment Officer of GECM, our investment adviser.

We believe Mr. Reed’s experience with GECC and past and ongoing service as an officer and director of other investment vehicles qualifies him to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The members of the Audit Committee and our Board of Directors believe the continued retention of Deloitte as our independent registered public accounting firm is in our best interest. We do not anticipate representatives of Deloitte will be present at the Annual Meeting. Thus, it is not expected that they will have an opportunity to make a statement regarding their services, or be available to respond to questions. The Board of Directors does not know of any direct or indirect financial interest of Deloitte in the Company. Ratification requires the receipt of “FOR” votes constituting a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present.

Deloitte served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018. The audit reports of Deloitte on the Company’s financial statements as of and for the fiscal years ended December 31, 2019 and 2018 and for the period ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Principal Accountant Fees and Services. The following table presents fees for professional services rendered by Deloitte for the fiscal years ended December 31, 2019 and 2018.

	Year Ended December 31,
	2019	2018
Audit fees	$385,000	$412,500
Audit-related fees	—	—
Tax fees	31,850	20,000
All other fees	—	—
Total fees	$416,850	$432,500

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Deloitte in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Pre-Approval Policy. Our Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that our Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to our Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of our Audit Committee. However, our Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee has not delegated its responsibilities to pre-approve services performed by the independent registered public accounting firm to management as of December 31, 2019.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

AUDIT COMMITTEE REPORT

As of December 31, 2019, the Audit Committee of our Board of Directors was composed of the three directors named below, each of whom have been determined by our Board of Directors to be independent directors. Our Board of Directors also has determined that each member of the Audit Committee is financially literate, and that Mr. Horsey is an “audit committee financial expert” as defined by the rules of the SEC. The Audit Committee Charter, adopted by the board, is posted on our website at www.greatelmcc.com.

The Audit Committee’s responsibilities include appointing our independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm and assisting the Board of Directors in providing oversight of our financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee meets with our independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters.

It is not the Audit Committee’s responsibility to plan or conduct audits or to determine that our financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for our financial statements, including the estimates and judgments on which they are based, as well as our financial reporting processes, accounting policies, internal audit function, internal accounting controls, disclosure controls and procedures, and risk management. Our independent registered public accounting firm, Deloitte, is responsible for performing an audit of our annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States and reviewing our quarterly financial statements.

The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received from Deloitte a written report providing the disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Deloitte also has discussed its independence with the Audit Committee and confirmed in the report that, in its professional judgment, it is independent of us within the meaning of the federal securities laws.

The Audit Committee also has reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 and management’s reports on the financial statements and internal controls. Management has confirmed to the Audit Committee that the financial statements have been prepared with integrity and objectivity and that management has maintained an effective system of internal controls. Deloitte has expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States. In addition, our Chief Executive Officer and former Chief Financial Officer have reviewed with the Audit Committee the certifications that each filed with the SEC pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures management has adopted to support the certifications.

Based on these considerations, the Audit Committee has recommended to our Board of Directors that our audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Randall Revell Horsey, Chair

Mark Kuperschmid

Michael C. Speller

CORPORATE GOVERNANCE

Director Independence

The Nasdaq Rules require listed companies to have a board of directors with at least a majority of “Independent Directors” (as such term is defined in the Nasdaq Rules). Under the Nasdaq Rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his responsibilities.

In accordance with the Nasdaq Rules, our Board of Directors will annually determine each director’s independence. We will not consider a director independent unless our Board of Directors has determined that he has no material relationship with us or GECM. We will monitor the relationships of our directors and officers through a questionnaire each director will complete no less frequently than annually and update periodically as information provided in the most recent questionnaire changes. In order to evaluate the materiality of any such relationship, our Board of Directors will use the definition in Nasdaq Rule 5605(a)(2), which provides that a director of a business development company (“BDC”) shall be considered to be independent if he is not an “interested person” of the BDC, as defined in Section 2(a)(19) of the Investment Company Act. Our Board of Directors determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Messrs. Reed and Stuart.

Our governance guidelines require any member of our Board of Directors who has previously been determined to be independent to inform the Chairman of our Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his status as an Independent Director to change. Our Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Role in Risk Oversight

As is the case with virtually all investment companies, including externally managed BDCs such as GECC (as distinguished from operating companies), service providers to GECC, primarily GECM (located at 800 South Street, Suite 230, Waltham, MA 02453), have responsibility for the day-to-day management of GECC, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).

Our Audit Committee (which consists only of Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with our independent registered public accounting firm and our Chief Financial Officer. In addition, our Audit Committee from time to time meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. Our Board of Directors also receives periodic presentations from senior personnel of GECM regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. Our Board of Directors has adopted policies and procedures designed to address certain risks. In addition, GECC, GECM and our other service providers have adopted a variety of policies, procedures and controls designed to address particular risks to us. However, it is not possible to eliminate all of the risks. Our Board of Directors also receives reports from our legal counsel or lawyers of GECM regarding regulatory compliance and governance matters. The Board of Directors oversight role does not make our Board of Directors a guarantor of our investments or activities or the activities of any of our service providers.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board of Directors will annually review a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our and our service providers’ respective compliance policies and procedures.

Our Board of Directors believes its role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, we are required to comply with regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

Board of Directors Composition and Leadership Structure

The Investment Company Act requires that at least a majority of the members of our Board of Directors be independent directors. Currently, three of our five directors are independent directors. The Chairman of our Board of Directors is an interested person with respect to GECC. Our Board of Directors has designated Mark Kuperschmid as our Lead Independent Director. As Lead Independent Director, Mr. Kuperschmid is responsible for coordinating the activities of the other independent directors and for such other duties as are assigned, from time to time, by our Board of Directors. Our Board of Directors has determined that its leadership structure, in which over 80% of the directors are not affiliated with GECM, is appropriate in light of the services that GECM and its affiliates provide to us and the potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Our Board of Directors believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, our Board of Directors believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties – our Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including our Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the directors are counseled by our internal and outside legal counsel, who interact with GECM, and also may benefit from information provided by our or GECM’s legal counsel. Our Board of Directors and its committees have the ability to engage their own legal counsel and other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Committees of our Board of Directors

As of December 31, 2019, GECC maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the fiscal year ended December 31, 2019, our Board of Directors held seven board meetings, eight Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and two Compensation Committee meetings. All directors who were directors during the fiscal year ended December 31, 2019 attended at least 75% of the meetings of our Board of Directors and of the committees on which they served. Other than Peter A. Reed, no other member of our Board of Directors attended last year’s Annual Stockholders’ Meeting.

We require each director to make a diligent effort to attend all Board of Directors and committee meetings, and encourage directors to attend the Annual Stockholders’ Meeting.

Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by our Board of Directors. The Audit Committee Charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to our Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filing of our quarterly reports on Form 10-Q; pre-approving our auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to our Board of Directors; and recommending compensation of our Chief Financial Officer to our Board of Directors for determination. Our Audit Committee is currently composed of three persons: Messrs. Horsey, Kuperschmid and Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Horsey currently serves as Chair of the Audit Committee. Our Board of Directors has determined that Mr. Horsey qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on our website (www.greatelmcc.com).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to our Board of Directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on our Board of Directors or a committee hereof; developing and recommending to our Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of our Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by our Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of three persons: Messrs. Horsey, Kuperschmid and Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Kuperschmid currently serves as the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter which is available on our website (www.greatelmcc.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Corporate Secretary, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453. To have a candidate considered by our Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

▪	The name of the stockholder and evidence of the person’s ownership of our stock, including the number of shares owned and the length of time of the ownership;
▪

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director and the person’s consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated to our Board of Directors; and

▪	If requested by the Nominating and Corporate Governance Committee, a completed and signed director’s and officer’s questionnaire in our customary form.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of our Board of Directors include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the Nasdaq Rules, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of GECC, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including our Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Our Board of Directors also believes it is appropriate for members of our management to serve as a member of our Board of Directors. In addition, although our Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying director candidates, our Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to our Board of Directors’ membership and collective attributes. Such considerations will vary based on our Board of Directors’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Compensation Committee. The Compensation Committee is responsible for determining, or recommending to our Board of Directors for determining, the compensation of our Chief Executive Officer and all other executive officers, paid directly by us, if any. Additionally, the Compensation Committee assists our Board of Directors with all matters related to compensation, as directed by our Board of Directors. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The current members of the Compensation Committee are Messrs. Horsey, Kuperschmid and Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Speller currently serves as the Chair of the Compensation Committee. None of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. Our executive officers do not have a role in determining or recommending director compensation. The Compensation Committee Charter is available on our website (www.greatelmcc.com).

Communication with our Board of Directors

Stockholders with questions about GECC are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Great Elm Capital Corp., c/o Adam M. Kleinman, Corporate Secretary, 800 South Street, Suite 230, Waltham, MA 02453. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors.

Executive Officers

Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years
Peter A. Reed (40)(2)	Chairman of the Board of Directors, President and Chief Executive Officer	Since inception	President and Chief Executive Officer – GECC Chief Investment Officer – GECM Chief Executive Officer – GEC Partner and Portfolio Manager – MAST Capital

Keri A. Davis (36)	Chief Financial Officer and Treasurer	Since March 2019	SEC Reporting Manager – GECM Senior Manager – PricewaterhouseCoopers LLP (“PwC”)

Adam M. Kleinman (45)	Chief Compliance Officer and Secretary	Since October 2017	Chief Operating Officer, Chief Compliance Officer and General Counsel – GECM President and Chief Operating Officer – GEC Partner, Chief Operating Officer and General Counsel – MAST Capital

(1) The address for each of our executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

(2) Mr. Reed is an interested person as defined under Section 2(a)(19) of the Investment Company Act due to his position as our President and Chief Executive Officer and as Chief Investment Officer of GECM.

Peter A. Reed, see “Proposals To Be Considered and Voted On – Proposal 1: Election of Class I Directors” for biographical information regarding Mr. Reed.

Keri A. Davis has been our Chief Financial Officer and Treasurer since March 15, 2019. Prior to serving in these position, Ms. Davis served as SEC Reporting Manager of GECM since June 2018. Prior to joining GECC, Ms. Davis served as a senior manager in the audit practice at PwC, a multinational professional services firm focusing on audit and assurance, tax and consulting services. She was employed in various capacities in the audit practice at PwC from 2005 to 2017.

Adam M. Kleinman has been our Chief Compliance Officer and Secretary since September 2017. Mr. Kleinman has served as GEC’s President and Chief Operating Officer since March 2018, and as GECM’s Chief Operating Officer, Chief Compliance Officer and General Counsel since November 2016. Mr. Kleinman was a Partner, Chief Operating Officer and General Counsel of MAST Capital from March 2009 to September 2017. Prior to joining MAST Capital, Mr. Kleinman was an associate in the Banking and Leverage Finance group at Bingham

McCutchen LLP, where he represented financial institutions, hedge funds and corporate borrowers in a broad range of commercial finance transactions.

Code of Conduct

We adopted a code of conduct which applies to, among others, our executive officers, including our Chief Executive Officer and our Chief Financial Officer. Our code of conduct can be accessed via our website at www.greatelmcc.com. We intend to disclose any amendments to or waivers of required provisions of the code by filing reports on Form 8-K.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by our directors for the fiscal year ended December 31, 2019. No compensation is paid to the interested directors or executive officers.

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total Compensation From the Company Paid to Director/Executive Officer
Independent Directors
Mark Kuperschmid	$65,000	$—	$65,000
Randall Revell Horsey	$65,000	$—	$65,000
Michael C. Speller	$65,000	$—	$65,000

Interested Directors
Peter A. Reed	$—	$—	$—
John E. Stuart	$—	$—	$—

Executive Officers
Adam M. Kleinman	$—	$—	$—
Peter A. Reed	$—	$—	$—
Keri A. Davis	$—	$—	$—

(1) In fiscal year 2019, we did not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Compensation of Directors

No compensation is paid by us to directors who are “interested persons.” Our independent directors each receive an annual fee of $45,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of each of our board’s standing committees receives an annual fee of $10,000 for his additional services in these capacities. Each member of these committees receives a $5,000 annual fee for serving on these committees. In addition, we purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors also have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Compensation of Executive Officers

We do not provide direct compensation to our officers. Mr. Reed and Mr. Kleinman are indirectly entitled to a portion of any investment advisory fees paid by us to GECM under our Investment Management Agreement, dated as of September 27, 2016 (the “Investment Management Agreement”), through their financial interests in affiliates of GECM. Our Chief Financial Officer and Treasurer and Chief Compliance Officer and Secretary, are paid by GECM, subject to reimbursement by us of our allocable portion of such compensation under an Administration Agreement, dated as of September 27, 2016 (the “Administration Agreement”).

Compensation Committee Interlocks and Insider Participation

Messrs. Horsey, Kuperschmid and Speller served on our Compensation Committee during fiscal year 2019. Currently, none of our executive officers are compensated by us, and as such, our Compensation Committee is not required to produce a report on executive officer compensation for inclusion herein. No current or past executive officers or employees of ours or our affiliates serve on our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mr. Reed serves as a Chief Executive Officer and a member of the board of directors of GEC, in addition to being our Chief Executive Officer and Chief Investment Officer of GECM. Mr. Kleinman serves as President and Chief Operating Officer of GEC, in addition to being our Chief Compliance Officer and Secretary. GEC owns approximately 21.8% of our outstanding common stock.

In addition, certain of our executive officers and directors and the members of GECM’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEC.

We entered into a license agreement with GEC pursuant to which GEC granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.

We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEC. Subject to the overall supervision of our Board of Directors, GECM manages our day-to-day operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of $3.0 million in base management fees and $2.7 million in incentive fees (the incentive fees were deferred in accordance with the Investment Management Agreement) for the fiscal year ended December 31, 2019, and $3.0 million in base management fees and $0.2 million in incentive fees for the year ended December 31, 2018.

We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal years ended December 31, 2019 and 2018, the Company reimbursed GECM in the amount of $1.0 million and $1.4 million, respectively, for services provided under the Administration Agreement.

We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.

Certain Risks Represented by Our Investments

Please see the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2019, especially “Item 1A. Risk Factors—Risk Relating to Our Investments—We may lose all of our investments in Avanti.”

ANNUAL MEETING OF STOCKHOLDERS OF

GREAT ELM CAPITAL CORP.

May 7, 2020

GO GREEN

20230000000000000000 0 050720

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Mark Kuperschmid
○ Michael C. Speller

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF GREAT ELM CAPITAL CORP. May 7, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/21105 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000000000 0 050720 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” ITEM 2. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: FOR AGAINST ABSTAIN 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the year ending December 31, 2020 NOMINEES: FOR ALL NOMINEES O Mark Kuperschmid O Michael C. Speller THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF FOR ALL NOMINEES WITHHOLD AUTHORITY NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. (See FOR ALL instructions EXCEPT below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

0 GREAT ELM CAPITAL CORP. ANNUAL MEETING OF STOCKHOLDERS MAY 7, 2020 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoints Peter A. Reed and Adam M. Kleinman, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Great Elm Capital Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 8:30 a.m. Eastern Time online at https://web.lumiagm.com/161212053 on May 7, 2020, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders’ Meeting and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN ITEM 1 AND “ FOR” ITEM 2. This proxy when properly executed will be voted in the manner directed. If no such directions are specified, this proxy will be voted “FOR” the nominees listed in Item 1 and “FOR” Item 2 and in the discretion of the proxy holder on any other matter that may properly be brought before the Annual Meeting and any postponement or adjournment thereof. (Continued and to be signed on the reverse side.) 1.1 14475